Exhibit 10.1

EXCHANGE AGREEMENT

Dated as of February 20, 2019

This Exchange Agreement, (the “Agreement”) is entered into as of the date first set forth above (the “Effective Date”), by and among (i) One Horizon Group, Inc., a Delaware corporation (“OHGI”); (ii) MAHAM LLC, a Florida limited liability company (“Company”), (iii) all of the members of the Company (“Members”); and Skylar Hauswirth as the representative of the Members (the “Members’ Representative”). Each of OHGI, the Company, each Member and the Members’ Representative may be referred to herein collectively as the “Parties” and separately as a “Party.”

Preliminary Statements

WHEREAS, OHGI is a publicly traded corporation whose shares of common stock, par value $0.0001 per share (“OHGI Common Stock”), are listed on the NASDAQ Capital Market (“NASDAQ”) and registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (“Exchange Act”);

WHEREAS, the Members own all of the outstanding membership interests in the Company (the “Company Member Interests”);

WHEREAS, OHGI desires to acquire from each Member, and each Member desires to sell and transfer to OHGI, a number of Company Member Interests representing fifty-one percent (51%) of the fully diluted Company Member Interests held by such Member, so as to be a total of fifty-one percent (51%) of all of the Company Member Interests, in exchange for the issuance to the Members of shares of OHGI Common Stock as set forth in Section 4.01, on the terms and subject to the conditions set forth herein (the “Exchange” and, together with the other transactions contemplated herein, the “Transactions”);

WHEREAS, the board of directors of OHGI (“Board of OHGI”) and the Managers of the Company (“Board of the Company”) have determined that the Transactions are desirable and in the best interests of OHGI and its shareholders and the Company and the Members; and

WHEREAS, this Agreement is being entered into for the purpose of setting forth the terms and conditions of the Exchange;

NOW THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the Parties to be derived here from, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows:

Article I. REPRESENTATIONS, COVENANTS, AND WARRANTIES OF THE COMPANY

As an inducement to the consummation of the Exchange, the Company and the Members (collectively, the “Company Parties”), jointly and severally, represent and warrant to OHGI, except as set forth in the schedules of exceptions to the representations of the Company Parties annexed hereto (“Company Disclosure Schedules”), as of the date hereof and the Closing Date (as defined in Section 4.02), as follows:

Section 1.01   Organization and Qualification.

(a)	The Company is duly organized, validly existing, and in good standing under the laws of the State of Florida and has the power and is duly authorized under all applicable laws, regulations, ordinances and orders of public authorities, to carry on its business in all material respects as it is now being conducted. The Company has not qualified to do business in any State other than Florida. To the knowledge of the Company, no proceeding has been instituted in any jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail the power and authority or qualification of the Company within such jurisdiction.

(b)	The execution and delivery of this Agreement does not, and the consummation of Transactions will not, violate any provision of Company Charter Documents (as defined below). The Company has taken all actions required by law, the Company Charter Documents, or otherwise to authorize the execution and delivery of this Agreement. The Company has full power, authority, and legal capacity to consummate the transactions herein contemplated.

Section 1.02   Power and Authority. The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and to consummate Transactions.

Section 1.03   Authorization of Agreement; Due Execution and Delivery; Binding Agreement. The execution, delivery and performance of this Agreement by the Company, and the consummation of Transactions, have been duly authorized by the Members of the Company, and the Company has recommended that the Members accept the Exchange. This Agreement has been duly executed and delivered on behalf of the Company. This Agreement constitutes a valid and binding obligation of the Company and the Members, enforceable in accordance with its terms, except that such enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors, rights generally, and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

Section 1.04   No Conflict. The execution of this Agreement and the consummation of the Transactions (i) will not violate any provision of the Company Charter Documents; (ii) will not, with or without notice, lapse of time or both, result in the breach of any term or provision of, constitute a default under, or terminate, accelerate or modify the terms of any indenture, mortgage, deed of trust, or other material agreement, or instrument to which the Company is a party or to which any of its assets, properties or operations are subject; (iii) violate any provision of law, statute, rule, regulation or executive order to which the Company is subject; or (iv) violate any judgment, order, writ or decree of any court applicable to the Company.

Section 1.05   Company Member Interests. As of the date hereof, the only Company Member Interests issued and outstanding are those owned by the Members party hereto, all of which are owned by the Members in the amounts and percentages set forth on the capitalization table as provided by the Company to OHGI on the Effective Date (the “Capitalization Table”). None of the outstanding Company Member Interests were issued in violation of the preemptive or other rights of any Members or other person or entity.

Section 1.06   Derivative Securities. There are no existing options, warrants, calls, or commitments of any character giving any person or entity the right to acquire any Company Member Interests.

Section 1.07   Liabilities. Section 1.07 of the Company Disclosure Schedules sets forth, as of the Effective Date, separately, (i) a true, correct and complete list of all outstanding loans, lines of credit and other indebtedness incurred by the Company, inclusive of any outstanding loans, lines of credit and other indebtedness incurred by the Company, the repayment obligations for which are secured by any of the Company’s assets; (ii) with respect to each loan described in the foregoing clause, the remaining amounts due thereunder as of the date hereof and (iii) any other Liabilities of the Company. For purposes herein, “Liabilities” means any liabilities, obligations or commitments of any nature whatsoever, asserted or unasserted, known or unknown, absolute or contingent, accrued or unaccrued, matured or unmatured or otherwise, including without limitation any penalties, interest and/or excise tax as may be applicable.

Section 1.08   Litigation and Proceedings. There are no actions, suits, proceedings, or investigations pending or, to the knowledge of the Company after reasonable investigation, threatened, by or against the Company or affecting the Company or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. The Company does not have any knowledge of any material default on its part with respect to any judgment, order, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

Section 1.09   Compliance. The Company to its knowledge is not: (i) in default under or in violation of (and no event has occurred that has not been waived that, with notice, lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived); (ii) in violation of any judgment, decree or order of any court, arbitrator or other governmental authority; or (iii) or has not been, in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, registration as a charitable organization, and employment and labor matters, except in each case as could not have or reasonably be expected to result in a material adverse effect: (A) on the legality, validity or enforceability of this Agreement; (B) on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company; or (C) on the ability of the Company or the Members to perform in any material respect on a timely basis, his, her or its obligations under this Agreement (any of (i), (ii) or (iii), a “Material Adverse Effect”).

Section 1.10  Regulatory Permits. The Company possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its businesses as presently conducted, except as set forth in Section 1.01 and where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

Section 1.11  Contracts.

(a)	Section 1.11(a) of the Company Disclosure Schedules contains a list of all contracts, agreements, franchises, license agreements, debt instruments or other commitments to which the Company is a party or by which it or any of its assets, products, technology, or properties are bound other than those incurred in the ordinary course of business. In the case of oral agreements, Section 1.11(a) of the Company Disclosure Schedules contains a description thereof.

(b)	All contracts, agreements, franchises, license agreements, and other commitments to which the Company is a party or by which its properties are bound and which are material to the operations of the Company taken as a whole are valid and enforceable by the Company in all respects, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally;

(c)	The Company owns, licenses or has rights to use any and all intellectual property and technology used in the Company’s business, and to its knowledge the Company’s use of such intellectual property or technology does not infringe upon the intellectual property rights of any third party; and

(d)	Except as included or described in Section 1.11(a) of the Company Disclosure Schedules, the Company is not a party to any oral or written (i) contract for the employment of any officer or employee; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan; (iii) agreement, contract, or indenture relating to the borrowing of money; (iv) guaranty of any obligation; (vi) collective bargaining agreement; or (vii) agreement with any present or former officer or manager of the Company, which, in each case cannot be terminated by the Company on notice of no more than thirty (30) days at a cost of no more than $30,000.

Section 1.12  Bank Accounts; Power of Attorney. Section 1.12 of the Company Disclosure Schedules sets forth a true and complete list of (i) all accounts with banks, money market mutual funds or securities or other financial institutions maintained by the Company within the past twelve (12) months, the account numbers thereof, and all persons authorized to sign or act on behalf of the Company; (ii) all safe deposit boxes and other similar custodial arrangements maintained by the Company within the past twelve (12) months; (iii) the check ledger for the last twelve (12) months, and (iv) the names of all persons holding powers of attorney from the Company or who are otherwise authorized to act on behalf of the Company with respect to any matter, other than its officers and managers, and a summary of the terms of such powers or authorizations.

Section 1.13  No Brokers. Except as disclosed to OHGI, the Company has not retained any broker or finder in connection with any of the Transactions, and has not incurred or agreed to pay, or taken any other action that would entitle any person to receive, any brokerage fee, finder’s fee or other similar fee or commission with respect to any of the Transactions.

Section 1.14  Disclosure. All disclosure provided to OHGI regarding the Company, its business and Transactions, including the Company Disclosure Schedules to this Agreement, furnished by or on behalf of the Company with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. In the event that the Company Disclosure Schedules are not delivered contemporaneously with the execution of this Agreement, they shall be delivered prior to the Closing Date. The Company acknowledges and agrees that OHGI has not made, nor is OHGI making, any representations or warranties with respect to Transactions other than those specifically set forth herein.

Article II. REPRESENTATIONS AND WARRANTIES OF THE MEMBERS

Each Member hereby represents and warrants to OHGI, severally and not jointly and severally, and solely with respect to the Exchanged Interests being exchanged by such Member and the Exchange Shares to be received by such Member, as follows.

Section 2.01  Good Title. Such Member is the record and beneficial owner, and has good title to the Company Member Interests set forth opposite his, her or its name on the Capitalization Table, with the right and authority to sell and deliver such Company Member Interests, free and clear of all liens, claims, charges, encumbrances, pledges, mortgages, security interests, options, rights to acquire, proxies, voting trusts or similar agreements, restrictions on transfer or adverse claims of any nature whatsoever (collectively. “Liens”). None of the Company Member Interest held by such Member is subject to pre-emptive or similar rights, either pursuant to any Company Charter Document, requirement of law or any contract, and such Member does not have any pre-emptive rights or similar rights to purchase or receive any Company Member Interest or other interests in the Company. Such Member has the power and authority to transfer the Company Member Interests set forth opposite his, her or its name on the Capitalization Table to the Company as contemplated pursuant to the terms of this Agreement and upon delivery of any certificate or certificates duly assigned, representing the same as herein contemplated and/or upon registering OHGI or its designee as the new owner of such Company Member Interests in the records maintained by the Company listing the names of Members and their respective ownership of Company Member Interests, OHGI or its designee will receive good title to such Company Member Interests, free and clear of all Liens.

Section 2.02  Existence and Power. Such Member is a natural person or is an entity duly organized, validly existing, and in good standing under the laws of the state of its organization, and has the full power and is duly authorized under all applicable laws, regulations, ordinances, and orders of public authorities to carry on its business in all material respects as it is now being conducted and to enter into this Agreement and fulfill its obligations herein.

Section 2.03  Power and Authority. Such Member has the legal power, capacity and authority to execute and deliver this Agreement, to consummate the Transactions, and to perform such Member’s obligations under this Agreement. This Agreement constitutes a legal, valid and binding obligation of the Member, enforceable against the Member in accordance with the terms hereof.

Section 2.04  No Conflicts. The execution and delivery of this Agreement by the Member and the performance by the Member of his, her or its obligations hereunder in accordance with the terms hereof (i) will not require the consent of any third party or governmental entity under any applicable laws; (ii) will not violate any laws applicable to the Member and (iii) will not violate or breach any contractual obligation to which the Member is a party, including without limitation, the Operating Agreement.

Section 2.05  Member is Acquiring Exchange Shares for Investment and is an Accredited Investor.

(a)	The Member is acquiring the Exchange Shares (as defined below) for investment for such Member’s own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such Member has no present intention of selling, granting any participation in, or otherwise distributing the same. The Member further represents that he, she or it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Company Member Interests.

(b)	The Member represents and warrants that such Member (i) can bear the economic risk of such Member’s respective investments, and (ii) possesses such knowledge and experience in financial and business matters that such Member is capable of evaluating the merits and risks of the investment in OHGI and OHGI Common Stock.

(c)	The Member represents that he, she or it is an “accredited investor” (an “Accredited Investor”) as that term is defined in Rule 501 of Regulation D (“Regulation D”) promulgated by the Securities and Exchange Commission (“SEC”) under Section 4(a)(2) of the Securities Act of 1933, as amended (“Securities Act”), and that such Member understands and acknowledges that OHGI is relying upon such representation to qualify for the exemption from the registration requirements of the Securities Act pursuant to Rule 506 of Regulation D, and that each certificate representing the Exchange Shares shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (TOGETHER WITH THE RULES AND REGULATIONS THEREUNDER, THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.”

(d)	The Member acknowledges that neither the SEC nor the securities regulatory body of any other jurisdiction, has received, considered or passed upon the accuracy or adequacy of the information and representations made in this Agreement.

(e)	The Member acknowledges that he, she or it has carefully reviewed such information as such Member has deemed necessary to evaluate an investment in OHGI and the OHGI Common Stock. The Member acknowledges that such Member has been furnished all materials that he, she or it has requested relating to OHGI and the issuance of the Exchange Shares hereunder, and that such Member has been afforded the opportunity to ask questions of OHGI’s representatives to obtain any information necessary to verify the accuracy of any representations or information made or given to the Members. Notwithstanding the foregoing, nothing herein shall derogate from or otherwise modify the representations and warranties of OHGI set forth in this Agreement, on which each of the Members has relied in making an exchange of his, her or its Company Member Interests for the Exchange Shares.

(f)	The Member understands that the Exchange Shares may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Exchange Shares or any available exemption from registration under the Securities Act, the Exchange Shares may have to be held indefinitely. Such Member understands that (i) the sale or re-sale of the Exchange Shares has not been and is not being registered under the Securities Act or any applicable state securities laws, and the Exchange Shares may not be transferred unless (a) the Exchange Shares are sold pursuant to an effective registration statement under the Securities Act, (b) such Member shall have delivered to OHGI, at the cost of such Member, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Exchange Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by OHGI, (c) the Exchange Shares are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the Securities Act (or a successor rule) (“Rule 144”)) of such Member who agree to sell or otherwise transfer the Exchange Shares only in accordance with this Section 2.05 and who is an Accredited Investor, (d) the Exchange Shares are sold pursuant to Rule 144, or (e) the Exchange Shares are sold pursuant to Regulation S under the Securities Act (or a successor rule) (“Regulation S”), and such Member shall have delivered to OHGI, at the cost of such Member, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by OHGI; (ii) any sale of such Exchange Shares made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Exchange Shares under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither OHGI nor any other person is under any obligation to register such Exchange Shares under the Securities Act or any state securities Laws or to comply with the terms and conditions of any exemption thereunder (in each case). Notwithstanding the foregoing or anything else contained herein to the contrary, the Exchange Shares may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

(g)	Such Member agrees that, notwithstanding anything contained herein to the contrary, the warranties, representations, agreements and covenants of such Member under this Section 2.05 shall survive the Closing for the period set forth in Section 10.01.

Section 2.06  Brokers. Except as disclosed to OHGI, such Member has not retained any broker or finder in connection with any of the Transactions, and such Member has not incurred or agreed to pay, or taken any other action that would entitle any person to receive, any brokerage fee, finder’s fee or other similar fee or commission with respect to any of the Transactions.

Section 2.07  Disclosure. All disclosure provided to OHGI regarding such Member and Transactions is true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Such Member acknowledges and agrees that OHGI has not made, nor is OHGI making, any representations or warranties with respect to Transactions other than those specifically set forth herein.

Article III. REPRESENTATIONS, COVENANTS, AND WARRANTIES OF OHGI

As an inducement to, and to obtain the reliance of the Company and the Members, except as set forth in the schedules of exceptions to the representations of OHGI annexed hereto (“OHGI Disclosure Schedules”), OHGI represents and warrants, as of the date hereof and as of the Closing Date, as follows:

Section 3.01  Organization. OHGI is a corporation duly incorporated, validly existing, and in good standing under the laws of Delaware and has the corporate power and is duly authorized under all applicable laws, regulations, ordinances, and orders of public authorities to carry on its business in all material respects as it is now being conducted. OHGI has made available to the Company or there has been available on EDGAR complete and correct copies of the certificate of incorporation and bylaws of OHGI as in effect on the date hereof. The execution and delivery of this Agreement does not, and the consummation of Transactions will not, violate any provision of OHGI’s certificate of incorporation or by-laws. OHGI has taken all action required by law, its certificate of incorporation and by-laws, or otherwise to authorize the execution and delivery of this Agreement, and OHGI has full power, authority, and legal right and has taken all action required by law, its certificate of incorporation and by-laws, or otherwise to consummate the transactions herein contemplated, except that if the issuance of the OHGI Common Stock exceeds Nineteen and Nine-Tenths percent (19.9%) of the outstanding shares of OHGI outstanding on the Closing Date or the date of issuance, the issuance of OHGI Common Stock will require the consent of shareholders holding at least a majority of the voting power of OHGI’s then outstanding capital stock.

Section 3.02  Capitalization.

(a)	OHGI’s authorized capitalization consists of 200,000,000 shares of OHGI Common Stock, of which not more than 90,000,000 shares are issued and outstanding as of the Effective Date, and 50,000,000 shares of preferred stock, par value $0.0001 per share, of which no shares are issued and outstanding as of the Effective Date. All issued and outstanding shares are legally issued, fully paid, and non-assessable and not issued in violation of the preemptive or other rights of any person. All outstanding shares OHGI Common Stock have been issued and granted in compliance with all applicable securities laws and (in all material respects) other applicable laws and regulations.

(b)	Except as contemplated by this Agreement, and as have or will be disclosed in the SEC Reports (as defined in Section 3.04) and except as set forth in Section 3.02(b) of the OHGI Disclosure Schedules, there is no voting trust, proxy, rights plan, anti-takeover plan or other agreement or understanding to which OHGI is a party or by which it is bound with respect to any equity security of any class of OHGI, and there are no agreements to which OHGI is a party, or which OHGI has knowledge of, that conflict with this Agreement or the Transactions or otherwise prohibit the consummation of the Transactions.

(c)	Except as contemplated by this Agreement, and as have or will be disclosed in the SEC Reports and except as set forth in Section 3.02(c) of the OHGI Disclosure Schedules, there are no registration rights agreements to which OHGI is a party, or which OHGI has knowledge of, which conflict with this Agreement or the Transactions or otherwise prohibit the consummation of the Transactions.

Section 3.03  Subsidiaries and Predecessor Corporations. Except as disclosed in the SEC Reports, OHGI does not have any predecessor corporation, no subsidiaries, and does not own, beneficially or of record, any shares of any other corporation.

Section 3.04  SEC Filings; Financial Statements.

(a)	OHGI has made available to the Company and the Members, or there has been available on EDGAR, correct and complete copies of each report, registration statement and definitive proxy statement filed by OHGI with the SEC since January 1, 2015 (“SEC Reports”). As of their respective dates, the SEC Reports: (i) were prepared in accordance and complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such SEC Reports; and (ii) did not at the time they were filed (and if amended or superseded by a filing prior to the date of this Agreement then on the date of such filing and as so amended or superseded) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b)	Included in the SEC Reports are the audited consolidated balance sheets of OHGI as of December 31, 2017, and 2016, and the related audited consolidated statements of operations, stockholders’ equity and cash flows for December 31, 2017 and 2016, together with the notes to such statements and the opinion of its independent certified public accountants, with respect thereto; and the unaudited consolidated balance sheets of OHGI as of September 30, 2018 and 2017, and the related unaudited consolidated statements of operations and cash flows for the three (3) months and nine (9) months ended September 30, 2018, and 2017, together with the notes to such statements.

(c)	Each set of financial statements (including, in each case, any related notes thereto) contained in the SEC Reports comply as to form in all material respects with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with U.S generally accepted accounting principles as in effect from time to time, consistently applied throughout the periods involved (“GAAP”) except as may be indicated in the notes thereto and each fairly presents in all material respects the financial position of OHGI at the respective dates thereof and the results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal adjustments, which were not or are not expected to have a Material Adverse Effect upon the business, prospects, management, properties, operations, condition (financial or otherwise) or results of operations of OHGI, taken as a whole.

(d)	The OHGI balance sheets are true and accurate and present fairly as of their respective dates the financial condition of OHGI. As of the date of such balance sheets, except as and to the extent reflected or reserved against therein, OHGI had no liabilities or obligations (absolute or contingent) that should be reflected in the balance sheets or the notes thereto prepared in accordance with GAAP, and all assets reflected therein are properly reported and present fairly the value of the assets of OHGI, in accordance with GAAP. The statements of operations, stockholders’ equity and cash flows reflect fairly the information required by GAAP to be set forth therein. All of OHGI’s assets are reflected on its financial statements, and, except as set forth in the Section 3.04(d) of the OHGI Disclosure Schedules or the financial statements of OHGI or the notes thereto, OHGI has no material liabilities, direct or indirect, matured or un-matured, contingent or otherwise; and

(e)	The books and records, financial and otherwise, of OHGI are in all material aspects complete and correct and have been maintained in accordance with GAAP, consistently applied throughout the periods involved.

Section 3.05  Options or Warrants. Except as has or will be disclosed in the SEC Reports, there are no existing options, warrants, calls, or commitments of any character relating to the authorized and unissued stock of OHGI.

Section 3.06  Absence of Certain Changes or Events. Since September 30, 2017 and except as disclosed in the SEC Reports or as set forth in Section 3.06 of the OHGI Disclosure Schedules:

(a)	there has not been (i) any material adverse change in the business, operations, properties, assets or condition of OHGI or (ii) any damage, destruction or loss to OHGI (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets or condition of OHGI;

(b)	OHGI has not (i) amended its certificate of incorporation or by-laws, except as required by this Agreement; (ii) declared or made, or agreed to declare or make any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value, which in the aggregate are outside of the ordinary course of business or material considering the business of OHGI; or (iv) made any material change in its method of management, operation, or accounting;

(c)	OHGI has not except as has or will be disclosed in SEC Reports: (i) granted or agreed to grant any options, warrants, or other rights for its stock, bonds, or other corporate securities calling for the issuance thereof; (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (iii) paid or agreed to pay any material obligations or liabilities (absolute or contingent) other than current liabilities reflected in or shown on the most recent OHGI balance sheet and current liabilities incurred since that date in the ordinary course of business and professional and other fees and expenses in connection with the preparation of this Agreement and the consummation of the transaction contemplated hereby; (iv) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights (except assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than $1,000), or canceled, or agreed to cancel, any debts or claims (except debts or claims which in the aggregate are of a value less than $1,000); (v) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of OHGI; or (vi) issued, delivered or agreed to issue or deliver, any stock, bonds or other corporate securities including debentures (whether authorized and unissued or held as treasury stock), except in connection with this Agreement; and

(d)	OHGI has not become subject to any law or regulation that materially and adversely affects, or in the future, may adversely affect, the business, operations, properties, assets or condition of OHGI.

Section 3.07  Litigation and Proceedings. There are no actions, suits, proceedings or investigations pending or, to the knowledge of OHGI, threatened against OHGI, or affecting OHGI or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind except as disclosed in Section 3.07 of the OHGI Disclosure Schedules. OHGI is not in material default with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator, or governmental agency or instrumentality.

Section 3.08  No Conflict with Other Instruments. The execution of this Agreement and the consummation of the Transactions will not result in the breach of any term or provision of, constitute a default under, or terminate, accelerate or modify the terms of, any indenture, mortgage, deed of trust, or other material agreement or instrument to which OHGI is a party or to which any of their respective assets, properties or operations are subject.

Section 3.09  Compliance with Laws and Regulations. OHGI has complied with in all material respects with all applicable statutes and regulations of any federal, state, or other applicable governmental entity or agency thereof.

Section 3.10  Approval of Agreement and of Issuance of Exchange Shares. The Board of OHGI has authorized the execution and delivery of this Agreement by OHGI and has approved this Agreement. Prior to the Closing Date, OHGI shall seek and use its commercially reasonable efforts to obtain approval, by shareholders holding at least a majority of the voting power of OHGI’s outstanding capital stock, of the issuance of OHGI securities in connection with the Transactions (the “Shareholder Approval”), as required pursuant to Section 5635(a) of the NASDAQ listing rules.

Section 3.11  Material Transactions or Affiliations. Except as set forth in Section 3.11 of the OHGI Disclosure Schedules or in the SEC Reports, there exists no contract, agreement or arrangement between OHGI (or any predecessor) and any person who was at the time of such contract, agreement or arrangement an officer, director, or person owning of record or known by OHGI to own beneficially, five percent (5%) or more of the issued and outstanding common shares of OHGI; and, or, which is to be performed in whole or in part after the date hereof or was entered into since January 1, 2015. No officer, director, nor any five percent (5%) Shareholder(s) of OHGI has, or has had since inception of OHGI, any known interest, direct or indirect, in any such transaction with OHGI, which was material to the business of OHGI. OHGI has no commitment, whether written or oral, to lend any funds to, borrow any money from, or enter into any other transaction with, any such affiliated person.

Section 3.12  Valid Obligation. This Agreement and all agreements and other documents executed by OHGI in connection herewith constitute the valid and binding obligation of OHGI, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

Section 3.13  Exchange Act Compliance. OHGI is in material compliance with and current in, all of the reporting, filing and other requirements under the Exchange Act, except where a failure to so comply is not reasonably likely to have a material adverse effect on OHGI.

Section 3.14  No Brokers. Except for the entity or entities that has or have been identified to the Members and who has or have or will be paid by OHGI, OHGI has not retained any broker or finder in connection with any of the Transactions, and OHGI has not incurred or agreed to pay, or taken any other action that would entitle any person to receive, any brokerage fee, finder’s fee or other similar fee or commission with respect to any of the Transactions.

Section 3.15  Disclosure. All disclosure provided to the Members regarding OHGI, its business and Transactions, including the OHGI Disclosure Schedules to this Agreement, furnished by or on behalf of OHGI with respect to the representations and warranties made herein are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. In the event that the OHGI Disclosure Schedules are not delivered contemporaneously with the execution of this Agreement, they shall be delivered as soon as practicable prior to the Closing Date. OHGI acknowledges and agrees that the Company and the Members have not made, nor are the Company or the Members making, any representations or warranties with respect to Transactions other than those specifically set forth herein.

Article IV.  PLAN OF EXCHANGE

Section 4.01  The Exchange.

(a)	On the terms and subject to the conditions set forth in this Agreement, on the Closing Date, each of the Members, shall assign, transfer and deliver to OHGI, free and clear of all security interests, liens, pledges, encumbrances, charges, restrictions or known claims of any kind, nature, or description, fifty-one percent (51%) of their respective percentages of Company Member Interests, as set forth on the Capitalization Table in the column entitled “Exchanged Interests” (the “Exchanged Interests”), representing in the aggregate, fifty-one percent (51%) of all of the Company Member Interests on a fully diluted basis.

(b)	In exchange for the transfer of such Exchanged Interests, OHGI shall issue and deliver to each Member, subject to the conditions set forth herein, including the obtaining of the Shareholder Approval, a number of unregistered shares of OHGI Common Stock equal to (i) twenty-five percent (25%) of the United States Dollar value the Members have invested in the Company to date, with all non-cash investment based equity owned by Members shall be exchanged at the same valuation as the valuation of MAHAM at the time that such non-cash investment based equity was issued, which total investment amount and 25% of investment amount the Parties acknowledge and agree are as set forth on the Capitalization Table in the columns entitled “Investment Amount” and “Exchange Value” respectively (the latter being the “Exchange Value”), divided by (ii) the Market Value (as defined below) as of the Closing Date (the “Initial Shares”).

(c)	In addition to the Initial Shares, the Parties acknowledge and agree that the Members may become entitled to receive an additional number of shares of OHGI Common Stock pursuant to the provisions of Section 5.02 (the “Additional Shares,” and together with the Initial Shares, the “Exchange Shares”).

(d)	The Parties acknowledge and agree that, at the Closing, OHGI shall become a member of the Company.

(e)	The Members shall be responsible for the payment of any and all taxes that may be imposed on the Members pursuant to the Transactions, including, without limitation, as a result of the receipt of the Exchange Shares.

Section 4.02  Closing. The closing of the Transactions (the “Closing”) shall occur on the third Business Day (as defined below) following the satisfaction, or waiver by the Party or Parties for whose benefit the condition(s) exist, of the conditions to closing as set forth in Article VI and Article VII, or such or such other date as the Parties shall agree (such date, the “Closing Date”). For purposes hereof, a “Business Day” shall be any date on which commercial banks are generally open for business in the State of Florida.

Section 4.03  Closing Deliverables.

(a)	At the Closing, the Company shall deliver to OHGI:

(i)	a certificate of the Secretary and the Managers of the Company, dated as of the Closing Date, in form and substance satisfactory to OHGI (A) attaching and certifying copies of any resolutions of the Company’s managers and the Members relating to this Agreement, the other Transaction Documents and the Transactions, including admitting OHGI as a member of the Company; (B) certifying the name, title and true signature of each officer of the Company executing or authorized to execute this Agreement, the Transaction Documents, and such other documents, instruments and certifications required or contemplated hereby or thereby, and (C) attaching and certifying (i) a true, correct and complete copy of the Articles of Organization of the Company certified by the Secretary of State of the State of Florida, (ii) the Operating Agreement (as defined below) as in effect on the Closing Date, and (iii) a certificate of good standing and legal existence of the Company issued by the Secretary of State of the State of Florida and dated as of a date no earlier than three Business Days prior to the Closing Date;

(ii)	a certificate of the Secretary and the Managers of the Company, dated as of the Closing Date, in form and substance satisfactory to OHGI; certifying that the matters set forth in Section 6.01(a) are true and correct; and

(iii)	such other documents as OHGI may reasonably request for the purpose of evidencing the accuracy of any of Company’s representations and warranties; evidencing the performance by the Company of, or the compliance by the Company with, any covenant or obligation required to be performed or complied with by the Company; or otherwise facilitating the consummation or performance of any of the Transactions.

(b)	At the Closing, the Members’ Representative shall deliver to OHGI:

(i)	a certificate of the Members’ Representative, dated as of the Closing Date, in form and substance satisfactory to OHGI; certifying that the matters set forth in Section 6.01(b) are true and correct; and

(ii)	such other documents as OHGI may reasonably request for the purpose of evidencing the accuracy of any of Company’s representations and warranties; evidencing the performance by the Company of, or the compliance by the Company with, any covenant or obligation required to be performed or complied with by the Company; or otherwise facilitating the consummation or performance of any of the Transactions.

(c)	At the Closing, OHGI shall deliver:

(i)	to the Company, a certificate of the Secretary and of OHGI, dated as of the Closing Date, in form and substance satisfactory to the Company (A) attaching and certifying copies of any resolutions of the OHGI Board and, if required, the shareholders of OHGI, relating to this Agreement, the other Transaction Documents and the Transactions, (B) certifying the name, title and true signature of each officer of OHGI executing or authorized to execute this Agreement, the Transaction Documents, and such other documents, instruments and certifications required or contemplated hereby or thereby, and (C) attaching and certifying a certificate of good standing and legal existence of the Company issued by the Secretary of State of the State of Delaware and dated as of a date no earlier than three Business Days prior to the Closing Date;

(ii)	to the Company, a certificate of the Secretary of OHGI, dated as of the Closing Date, in form and substance satisfactory to OHGI; certifying that the matters set forth in Section 7.01 are true and correct;

(iii)	to each Member, the applicable Exchange Shares to be received by such Member; and

(iv)	such other documents as the Company or the Members’ Representative may reasonably request for the purpose of evidencing the accuracy of any of OHGI’s representations and warranties; evidencing the performance by OHGI of, or the compliance by OHGI with, any covenant or obligation required to be performed or complied with by OHGI; or otherwise facilitating the consummation or performance of any of the Transactions.

Section 4.04  Additional Closing Events. At the Closing, OHGI, the Company and the Members shall execute, acknowledge, and deliver (or shall ensure to be executed, acknowledged, and delivered), any and all certificates, financial statements, schedules, agreements, resolutions, rulings or other instruments required by this Agreement to be so delivered at or prior to the Closing, together with such other items as may be reasonably requested by the Parties hereto and their respective legal counsel in order to effectuate or evidence Transactions.

Article V.  COVENANTS AND ADDITIONAL AGREEMENTS OF THE PARTIES

Section 5.01  Audited Financial Statements. In the event that the Closing occurs, the Company shall deliver to OHGI no later than seventy (70) days following the Closing Date, audited financial statements of the Company for the year ended December 31, 2018, including balance sheets at December 31, 2018, prepared in accordance with GAAP, together with a report of the auditors of the Company thereon, in such form that will to enable OHGI to file a Form 8-K with the SEC reporting the acquisition of the Company in accordance with the applicable requirements of the Exchange Act, all at OHGI sole cost and expense. The Company and the Members agree to exert commercially reasonable efforts and cooperate in the preparation of such financial statements, including executing such certificates as may reasonably be requested by the auditors. OHGI agrees to pay the reasonable fees and costs of the auditor in completing the audit of the Company.

Section 5.02  Additional Shares.

(a)	Promptly, and in no event more than forty-five (45) days after the end of the period commencing on the Closing Date and ending at the end of the calendar month which first ends twenty-four (24) months after the Closing Date (“First Adjustment Period”), the Company shall deliver to the Members, pro rata in proportion to their respective Company Interests Owned as of the Closing Date, a number of Additional Shares equal to Two-and-a-half times (2.5x) the Company’s net after-tax earnings (“Net Profit”) for the First Adjustment Period, divided by the Market Value of the OHGI Common Stock, as determined below, subject in each case to the prior receipt of any approvals of the shareholders of the Company or other parties as required for such issuances.

(b)	For purposes of this Agreement:

(i)	The Company’s Net Profit for each of the First Adjustment Period and the Second Adjustment Period shall be determined in accordance with GAAP. For the avoidance of doubt, Net Profits shall not include any revenues, or costs and expenses, related to OHGI or any other subsidiary or affiliate thereof other than the Company.

(ii)	The “Market Value” of the OHGI Common Stock used to determine the number of shares of OHGI Common Stock deliverable hereunder, whether with respect to the Initial Shares at the Closing or in respect of the First Adjustment Period or the Second Adjustment Period, as the case may be, shall be the average Closing Price (as defined below) of a share of OHGI Common Stock for the ten (10) consecutive trading days (“Determination Period”) ending on the last day of the applicable period, prior to the Closing or in the First Adjustment Period or the Second Adjustment Period, as the case may be (each, a “Determination Date”).

(iii)	The “Closing Price” of a share of OHGI Common Stock as of any date during the Determination Period shall mean (A) if the OHGI Common Stock is then listed on NASDAQ or another securities exchange (each, a “Stock Exchange”), the closing price of the OHGI Common Stock on the Stock Exchange on which OHGI Common Stock is then listed on such date as reported by Bloomberg L.P. (based on a trading day from 9:30 a.m. (New York City-time) to 4:00 p.m. (New York City-time); (B) if OHGI Common Stock is quoted on OTCQB, OTCQX or a similar recognized quotation service (each, a “Quotation Service”), the closing price of a share OHGI Common Stock on such date as quoted on such Quotation Service; or (C) if the OHGI Common Stock is not then listed on a Stock Exchange or quoted for trading on a Quotation Service and if prices for the OHGI Common Stock are then reported by OTC Pink, the price published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), as the last bid price per share of the OHGI Common Stock so reported for such date; or (D) in all other cases, the fair market value of a share of OHGI Common Stock as determined by an independent appraiser selected in good faith by the Board of Directors of OHGI, the fees and expenses of which shall be paid by OHGI.

(c)	By way of example and not limitation, (i) if the Company’s Net Profit for the First Adjustment Period was $1,000,000 and the Market Value of the OHGI Common Stock was $1.00, the aggregate number of shares of OHGI Common Stock to be issued to the Members would be 2,500,000 shares.

(d)	OHGI shall cause its Transfer Agent to issue and deliver certificates evidencing the number of Additional Shares, if any, registered in the names of the Members, to the Members within five (5) days after the Determination Date (“Issuance Date”).

(e)	The Members understand and acknowledge that the issuance of shares of OHGI Common Stock pursuant hereto is contingent upon the Company obtaining Shareholder Approval.

Section 5.03  Reservation of OHGI Common Stock. OHGI agrees to reserve with its Transfer Agent from time-to-time a sufficient number of shares of OHGI Common Stock for issuance to the Members pursuant to this Agreement, subject to Section 5.02.

Section 5.04  First Right of Refusal to Purchase Remaining Company Member Interests. The Members hereby grant OHGI a first right of refusal to purchase the Company Member Interests, which they retain after giving effect to the Exchange of their Company Member Interests for the Exchange Shares, representing forty-nine percent (49%) of the fully-diluted Company Member Interests (“Additional Company Member Interests”). The purchase price for the purchase of the Additional Company Member Interests shall be determined based upon the fair market value of the Company on the third (3rd) anniversary of the Closing Date as established by an independent third party or if the First Right of Refusal is exercised later in time, the fair market value of the Company as established by an independent third party at such time.

Section 5.05  Public Status. OHGI shall make any and all required filings under the Exchange Act so that it remains a reporting company under the Exchange Act and so that the OHGI Common Stock continues to be a publicly traded security for a period of at least five (5) years from the Closing Date.

Section 5.06  Public Announcements. Except as required by applicable law, the Parties shall consult with each other before issuing any press release or making any public statement with respect to this Agreement or Transactions. Each Member shall be afforded the opportunity for meaningful consultation prior to OHGI issuing any press release or making any public statement should the contemplated press release or public statement be in reference to such Member in any way.

Section 5.07  Notices of Certain Events. In addition to any other notice required to be given by the terms of this Agreement, each of the Parties shall promptly notify each of the other Parties of:

(a)	any notice or other communication from any person alleging that the consent of such person is or may be required in connection with any of the Transactions;

(b)	any notice or other communication from any governmental or regulatory agency or authority in connection with the Transactions; and

(c)	any actions, suits, claims, investigations or proceedings commenced or, to its knowledge threatened against, relating to or involving or otherwise affecting such Party that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant hereto or that relates to the consummation of the Transactions.

Section 5.08  Access to Information. Following the date hereof, until consummation of the Transactions:

(a)	The Company shall give to OHGI and its authorized representatives full and complete access to the books and records, contracts, facilities and personnel of the Company as OHGI and its authorized representatives may request so that OHGI may complete its due diligence investigation of the Company and the Company Member Interests. The Members agree to provide OHGI and its authorized representatives with access to any information in his or her or the Company’s possession or within his or her or the Company’s control that contains information generated by it, him or her or the Company regarding the Company relative to its financial, operational, and/or regulatory condition (present, past, or prospective). If OHGI, in its sole discretion, at any time prior to the Closing determines that its due diligence review of the Company is not satisfactory to OHGI, then OHGI may terminate this Agreement upon notice to the Company and the Members’ Representative.

(b)	OHGI shall give to the Members and the Company’s authorized representatives full and complete access to the books and records, contracts, facilities and personnel of OHGI as the Members and the Company’s authorized representatives may request so that the Company may complete its due diligence investigation of OHGI. OHGI agrees to provide the Members and the Company’s authorized representatives with access to any information in its possession or within its control which contains information generated by it or on its behalf relative to the financial, operational, and/or regulatory condition (present, past, or prospective) of OHGI. As OHGI is a public entity, OHGI may condition the provision of any access or materials pursuant to this Section 5.08(b) on the applicable party or recipient thereof executing a customary confidentiality and standstill agreement with OHGI.

Section 5.09  Limitation of Business Activities of the Company Prior to Closing. Except for Transactions, the Company will not, without the prior written consent of OHGI, (i) make any material change in the type or nature of its business, or in the nature of its operations, (ii) create or suffer to exist any debt, other than that currently in existence or undertaken to complete projects ongoing or to meet short term working capital needs, (iii) issue any additional Company Member Interests or (iv) enter into any new agreements of any kind or undertake any new obligations or liabilities likely to have a material impact on its business.

Section 5.10  Consents of Third Parties. Each of the Parties will give any notices to third parties, and will use its commercially reasonable efforts to obtain any third-party consents, that the other Parties reasonably may request in connection with this Agreement. Each of the Parties will give any notices to, make any filings with, and use its commercially reasonable efforts to obtain any authorizations, consents, and approvals of governments and governmental agencies in connection with the matters in this Agreement.

Section 5.11  No Solicitations. From and after the date of this Agreement until the later of the Closing and sixty (60) days after termination of this Agreement pursuant to Article IX, the Company will not, nor will it permit any of its officers, managers or agents acting on its behalf to: (i) take any action to solicit, initiate, encourage or assist the submission of any proposal, negotiation or offer from any person or entity other than OHGI, and other person(s) or entities for purposes of soliciting their participation as investors or co-investors with the Company, relating to the acquisition, sale or transfer of any of the Company Member Interests or any material part of the assets of the Company; (ii) offer to issue, sell or transfer any Company Member Interests or any material part of the assets of the Company to any person other than OHGI; or (iii) disclose financial or other information relating to the Company other than in the ordinary course of business to any person or entity other than OHGI or its agents and representatives, except with the written consent of OHGI. The Company acknowledges and agrees that the legal remedies available to OHGI in the event the Company violates any of the foregoing covenants would be inadequate and that OHGI shall be entitled to specific performance, injunctive relief and other equitable remedies in the event of any such violation. The Company will immediately notify OHGI regarding any contact between the Company, any of its directors, officers, employees, agents or representatives and any other person regarding any offer, proposal or inquiry during this exclusivity period.

Section 5.12  Additional Acquisitions. Prior to completing an acquisition of another business, OHGI shall advise the Members serving on the Board of the Company of its intent to do so.

Section 5.13  Additional Company Covenants.

(a)	Within three (3) business days of the Effective Date, the Company will deliver to OHGI complete and correct copies of the Articles of Organization and the Limited Liability Company Agreement in its current form (“Operating Agreement”) of the Company (collectively, the “Company Charter Documents”) and, except as otherwise contemplated herein, between the Effective Date and the Closing, the Company and the Members will not (i) materially amend the Company Charter Documents; (ii) declare or make, or agree to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to Members or purchase or redeem, or agree to purchase or redeem, any Company Member Interests; (iii) make any material change in its method of management, operation or accounting; (iv) enter into any other material transaction other than sales in the ordinary course of its business; or (v) make any increase in or adoption of any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, or employees.

(b)	Between the Effective Date and the Closing, the Company will not (i) grant or agree to grant any options, warrants or other rights to purchase, subscribe for, or otherwise acquire Company Member Interests, or other securities convertible into, exchangeable for, or otherwise giving the holder thereof the right to acquire, Company Member Interests; (ii) borrow or agree to borrow any funds or incur, or become subject to, any material obligation or liability (absolute or contingent) except as disclosed herein and except liabilities incurred in the ordinary course of business; (iii) sell or transfer, or agree to sell or transfer, any of its assets, properties, or rights or cancel, or agree to cancel, any debts or claims; or (iv) issue, deliver, or agree to issue or deliver any Member Interests or other securities of the Company, including debentures or other debt obligations, except in connection with this Agreement.

Section 5.14  Effect of Knowledge on Indemnification. The right to indemnification, reimbursement or other remedy based upon any representations, warranties, covenants and obligations set forth in this Agreement shall not be affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement, with respect to the accuracy or inaccuracy of or compliance with any such representation, warranty, covenant or obligation. The waiver of any condition based upon the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, shall not affect the right to indemnification, reimbursement or other remedy based upon such representations, warranties, covenants or obligations.

Section 5.15  Members’ Representative.

(a)	Each Member constitutes and appoints the Members’ Representative as its representative and its true and lawful attorney in fact, with full power and authority in its name and on its behalf:

(i)	to act on such Members’ behalf in the absolute discretion of Members’ Representative with respect to all matters relating to this Agreement, including execution and delivery of any amendment, supplement, or modification of this Agreement and any waiver of any claim or right arising out of this Agreement; and

(ii)	in general, to do all things and to perform all acts, including executing and delivering all agreements, certificates, receipts, instructions, and other instruments contemplated by or deemed advisable to effectuate the provisions of this Section 5.15.

(b)	This appointment and grant of power and authority is coupled with an interest and is in consideration of the mutual covenants made in this Agreement and is irrevocable and will not be terminated by any act of any Member or by operation of law, whether by the death or incapacity of any Member or by the occurrence of any other event. Each Member hereby consents to the taking of any and all actions and the making of any decisions required or permitted to be taken or made by Members’ Representative pursuant to this Section 5.15 Each Member agrees that Members’ Representative shall have no obligation or liability to any Person for any action taken or omitted by Members’ Representative in good faith, and each Member shall indemnify and hold harmless Members’ Representative from, and shall pay to Members’ Representative the amount of, or reimburse Members’ Representative for, any Loss that Members’ Representative may suffer, sustain, or become subject to as a result of any such action or omission by Members’ Representative under this Agreement.

(c)	OHGI shall be entitled to rely upon any document or other paper delivered by Members’ Representative as being authorized by Members, and OHGI shall not be liable to any Member for any action taken or omitted to be taken by OHGI based on such reliance.

(d)	Until all obligations under this Agreement shall have been discharged (including all indemnification obligations under Section 10.02), Members who, immediately prior to the Closing, are entitled in the aggregate to receive more than fifty percent (50%) of the Exchange Shares, may, from time to time upon notice to OHGI, appoint a new Members’ Representative upon the death, incapacity, or resignation of Members’ Representative. If, after the death, incapacity, or resignation of Members’ Representative, a successor Members’ Representative shall not have been appointed by Members within fifteen (15) Business Days after a request by OHGI, OHGI may appoint a Members’ Representative from among the Members to fill any vacancy so created by notice of such appointment to Members.

Article VI.  CONDITIONS PRECEDENT TO OBLIGATIONS OF OHGI

The obligations of OHGI to consummate the Closing are subject to the satisfaction, or waiver by OHGI in its sole discretion, as of and on the Closing Date, of the following conditions:

Section 6.01  Accuracy of Representations and Performance of Covenants.

(a)	Each of the representations and warranties made by the Company shall be true and correct in all material respects, other than representations and warranties which are qualified by materiality and the representations and warranties as set forth in Section 1.05, each of which shall be true and correct in all respect, in each case, as of the Closing Date as if made on such date, and the Company shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing, and there shall have been no material adverse change in the business, affairs, prospects, operations, properties, assets or conditions of the Company since the Effective Date.

(b)	Each of the representations and warranties made by the Members shall be true and correct in all material respects, other than representations and warranties which are qualified by materiality and the representations and warranties as set forth in Section 2.01 and Section 2.05, each of which shall be true and correct in all respect, in each case as of the Closing Date as if made on such date, and the Members shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing.

Section 6.02  No Governmental Prohibition. No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality that prohibits the consummation of Transactions, and OHGI shall have obtained the approval of any governmental authorities as required in order to consummate the Transactions.

Section 6.03  Consents. All consents, approvals, waivers or amendments pursuant to all contracts, licenses, permits, trademarks and other intangibles in connection with the Transactions, or for the continued operation of the Company after the Closing Date on the basis as presently operated shall have been obtained.

Section 6.04  Absence of Litigation. Other than for matters related to compliance with the rules and regulations of The Nasdaq Stock Market, there shall be no actions, suits, proceedings or governmental investigations or inquiries pending or, to any Party’s knowledge, threatened against OHGI, the Company and/or the Members which would prevent the consummation of the Transactions.

Section 6.05  Liabilities. As of the Closing Date, the Liabilities (whether absolute, accrued, contingent, known or unknown or otherwise) of the Company must, in the aggregate, be less than $50,000.

Section 6.06  No Material Adverse Change. Between the Effective Date and the Closing Date, there must not have been any material adverse change in the business, operations, properties, assets, or condition (financial or otherwise) of the Company.

Section 6.07  Shareholder Approval. The Shareholder Approval shall have been obtained.

Section 6.08  Other Items. OHGI shall have received further documents, certificates, or instruments relating to Transactions as it may reasonably request, including such financial statements for the Company and such information regarding the Company and its operations as OHGI shall deem reasonably necessary for inclusion in the reports to be filed by OHGI with the SEC.

Section 6.09  Schedules and Other Information. The Company shall have delivered to OHGI the financial statements of the Company and other books and records reasonably requested in connection with OHGI’s due diligence investigation of the Company, and there shall have been no disclosure in any financial statements or any schedule delivered after the Effective Date or in any disclosure provided in connection with such due diligence investigation, which in the sole discretion and determination of OHGI differs materially from the information it has received as of the Effective Date and which does or may have a materially adverse effect on the value of the business of the Company or on its assets, properties or goodwill.

Article VII.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY AND THE MEMBERS

The obligations of the Company and the Members to consummate the Closing are subject to the satisfaction, or waiver by the Company and the Members’ Representative, each in their sole discretion, as of and on the Closing Date, of the following conditions:

Section 7.01  Accuracy of Representations and Performance of Covenants. Each of the representations and warranties made by OHGI shall be true and correct in all material respects as of the Closing Date as if made on such date. OHGI shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing. The Company shall be furnished with a certificate, signed by a duly authorized executive officer of OHGI, dated the Closing Date, confirming (i) the statements made in the two preceding sentences; and (ii) that there has been no material adverse change in the business, affairs, operations, properties, assets or conditions of the OHGI since the date of this Agreement.

Section 7.02  No Governmental Prohibition. No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits the consummation of Transactions.

Section 7.03  Consents. All consents, approvals, waivers or amendments pursuant to all contracts, licenses, permits, trademarks and other intangibles in connection with the Transactions, or for the continued operation of OHGI after the Closing Date shall have been obtained.

Section 7.04  Absence of Litigation. There shall be no actions, suits, proceedings or governmental investigations or inquiries pending or, to OHGI’s knowledge, threatened against OHGI which would prevent the consummation of Transactions.

Section 7.05  Other Items. The Company and the Members shall have received further documents, certificates, or instruments relating to Transactions as they may reasonably request.

Section 7.06  Schedules and Other Information. There shall have been no disclosure in any document delivered after the Effective Date which in the reasonable opinion of the Company does or may have a materially adverse effect on the value of the business of OHGI or on its assets, properties or goodwill.

Article VIII.  POST CLOSING COVENANTS

Section 8.01  Cooperation with Financial Statements. The Members shall, at the expense of OHGI, assist OHGI to complete such audit of the Company’s financial statements as are required by the Exchange Act.

Section 8.02  Information Statement. As promptly as practicable following the Closing Date, and following Shareholder Approval, OHGI shall prepare and caused to be mailed to its stockholders such Information Statement as may be required by the Exchange Act and the rules of NASDAQ to permit the Exchange Shares to be issued to the Members.

Section 8.03  Board Representation. OHGI shall cause Daniel Troiano and Skylar Hauswirth to be elected as directors of the Board of the Company and OHGI may elect additional directors to the Board of the Company; it being understood that under all circumstances, OHGI will have the right to designate a majority of the Members of the Board of the Company (other than the aforementioned designees).

Section 8.04  Working Capital. Beginning no later than fifteen (15) days after the Closing Date, OHGI shall make available facilities of up to $200,000 to the Company for working capital. The loan shall bear interest at an annual rate of five percent (5%) and shall be payable out of free cash flow beginning on the one (1) year anniversary of the Closing. The Parties acknowledge that One Hundred and One Thousand, Eight Hundred and Sixty Dollars and Sixty-Three Cents ($101,860.63) has already been advanced to the Company and the Company has agreed to repay that amount over six (6) months from the Closing Date pursuant to a Note bearing interest of six (6) percent (the “Note”). The Parties acknowledge that immediately following the Closing Date, OHGI shall bring current all outstanding invoices payable by the Company in an amount not to exceed Twenty-Seven Thousand Five Hundred Dollars ($27,500).

Section 8.05  Restriction on Investment in Company by Third Parties. For a period of three (3) years after the Closing Date, the Company will not accept investment funds from any third party, or issue any Member Interests, or permit the transfer or assignment of any existing Company Member Interests without the express written approval of a designated member of the Board of OHGI.

Section 8.06  Trading Restrictions. No Member, whether in such Member’s own capacity or through a representative, agent or affiliate, shall enter into or effect any “short sales” (as that term is defined in Rule 10a-1 of the Exchange Act) of OHGI Common Stock or any hedging transaction, including obtaining a borrowing, which establishes a net short position with respect to OHGI Common Stock.

Section 8.07  Non-interference. Subject to the fiduciary obligations of the Board of OHGI, Skylar Hauswirth will be permitted to serve as the President of the Company with sole responsibility and authority for the Company’s obligations for the term of his Employment Agreement. Further, subject to the fiduciary obligations of the Board of OHGI, neither OHGI nor any of its affiliated entities shall interfere with the operations of the Company.

Section 8.08  Registration Rights. None of the Members shall have any registration rights with respect to the Exchange Shares other than pursuant to a separate agreement entered into between OHGI and such Member(s).

Article IX.  TERMINATION

Section 9.01  Termination. This Agreement may be terminated at any time before the Closing Date as follows:

(a)	by mutual written consent of the Company, OHGI and the Members’ Representative;

(b)	by any of the Members’ Representative, the Company or OHGI if there shall be in effect a final non-appealable order, judgment, injunction or decree entered by or with any governmental authority restraining, enjoining or otherwise prohibiting the consummation of the Transactions;

(c)	by OHGI if there shall have been a breach in any material respect of any representation, warranty, covenant or agreement on the part of the Company or the Members set forth in this Agreement and such breach has not been cured within ten (10) days after receipt of notice of such breach by Company and the Members’ Representative;

(d)	by the Members’ Representative and the Company, acting jointly if there shall have been a breach in any material respect of any representation, warranty, covenant or agreement on the part of OHGI set forth in this Agreement and such breach has not been cured within ten (10) days after receipt of notice of such breach by OHGI;

(e)	by either the Members’ Representative and the Company, acting jointly, or by OHGI if the Closing has not occurred by June 30, 2019, provided, however, that (i) if the Closing has not occurred by such date due to a breach of this Agreement by OHGI, OHGI shall not have the right to terminate this Agreement pursuant to this Section 9.01(e) and (ii) if the Closing has not occurred by such date due to a breach of this Agreement by any Member or the Members’ Representative or the Company, the Members’ Representative and the Company shall not have the right to terminate this Agreement pursuant to this Section 9.01(e); or

(f)	pursuant to the provisions of Section 5.08(a).

Section 9.02  Effect of Termination. In the event of termination of this Agreement pursuant to this Article IX, this Agreement (other than this Section 9.02, Article X and Article XI) shall become void and of no further force or effect with no liability on the part of any Party; provided, however, that nothing shall relieve any Party from liability for actual damages to the other Parties resulting from a breach of this Agreement by such Party prior to any such termination.

Section 9.03  Default by OHGI. If OHGI fails to perform any of its obligations under this Agreement, the Company and the Members (through the Members’ Representative) shall be entitled to bring an action for specific performance, damages or a combination of specific performance and damages. No remedy conferred upon the Company and the Members is intended to be exclusive of any other remedy provided for in this Agreement, and each remedy provided to the Company and the Members in this Agreement will be cumulative and in addition to every other remedy available to the Company and the Members under this Agreement. No single or partial exercise of any remedy will preclude any other or further exercise thereof. This provision shall be in addition to the Company and the Members remedies under Section 10.03.

Section 9.04  Default by Members, the Members’ Representative or the Company. If the Members, the Members’ Representative, or the Company fails to perform any of their respective obligations under this Agreement, OHGI shall be entitled to bring an action for specific performance, damages or a combination of specific performance and damages. No remedy conferred upon OHGI is intended to be exclusive of any other remedy provided for in this Agreement, and each remedy provided to OHGI in this Agreement will be cumulative and in addition to every other remedy available to OHGI under this Agreement. No single or partial exercise of any remedy will preclude any other or further exercise thereof. This provision shall be in addition to OHGI’s remedies under Section 10.02.

Article X.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION

Section 10.01  Survival. The representations and warranties, set forth in this Agreement, in any Exhibit or Schedule hereto and in any certificate or instrument delivered in connection herewith shall survive for a period of eighteen (18) months after the Closing Date (“Warranty Period”) and shall thereupon terminate and expire and shall be of no force or effect thereafter, except that (i) the representations and warranties of the Members in Section 2.01 as to the owner of the Company Member Interests shall survive for the period equal to the applicable statute of limitations relating to said matter; (ii) with respect to any claim, written notice of which shall have been delivered to a Party, as the case may be, in accordance with the indemnification provisions of this Article X and prior to the end of the Warranty Period, such claim shall survive the termination of such Warranty Period for as long as such claim is unsettled, and (ii) with respect to any litigation which shall have been commenced to resolve such claim on or prior to such date.

Section 10.02  Indemnification by Members.

(a)	Subject to the provisions of Section 10.05, each Member, jointly and severally, hereby covenants and agrees with OHGI that such Member shall indemnify OHGI and its directors, officers, employees and Affiliates (as that term is defined in Rule 405 of the Securities Act), and each of their successors and assigns (individually, an “OHGI Indemnified Party”), and hold them harmless from, against and in respect of any and all costs, losses, claims, liabilities, fines, penalties, damages and expenses (including interest, if any, imposed in connection therewith, court costs and reasonable fees and disbursements of counsel) (collectively, “Damages”) incurred by any of them resulting from any misrepresentation, breach of any representation or warranty of the Company in this Agreement or the non-fulfillment in any material respect of any agreement, covenant or obligation by the Company made in this Agreement (including without limitation any Exhibit or Schedule hereto and any certificate or instrument delivered in connection herewith).

(b)	Subject to the provisions of Section 10.05, each Member, severally and not jointly and severally, hereby covenants and agrees with OHGI that such Member shall indemnify the OHGI Indemnified Parties and hold them harmless from, against and in respect of any and all Damages incurred by any of them resulting from any misrepresentation, breach of any representation or warranty of such Member set forth in this Agreement or the non-fulfillment in any material respect of any agreement, covenant or obligation by such Member made in this Agreement (including without limitation any Exhibit or Schedule hereto and any certificate or instrument delivered in connection herewith).

Section 10.03  Indemnification by OHGI. Subject to the provisions of Section 10.05, OHGI hereby covenants and agrees with the Members that OHGI shall indemnify the Company and the Members (each a “Member Indemnified Party” and collectively, the “Member Indemnified Parties”) and hold them harmless from, against and in respect of any and all Damages incurred by the Members’ Indemnified Party resulting from any misrepresentation, breach of any representation or warranty in this Agreement or the non-fulfillment in any material respect of any agreement, covenant or obligation by OHGI made in this Agreement (including without limitation any Exhibit or Schedule hereto and any certificate or instrument delivered in connection herewith).

Section 10.04  Right to Defend. If the facts giving rise to any such indemnification shall involve any actual claim or demand by any third party against an OHGI Indemnified Party or Members’ Indemnified Party (referred to herein as an “Indemnified Party”), then the Indemnified Party will give prompt written notice of any such claim to the indemnifying Party, which notice shall set forth in reasonable detail the nature, basis and amount of such claim (the “Notice of Third Party Claim”). It is a condition precedent to the applicable indemnifying Party’s obligation to indemnify the applicable Indemnified Party for such claim that such Indemnified Party timely provide to such indemnifying Party the applicable Notice of Third Party Claim, provided that the failure to provide such Notice of Third Party Claim shall only relieve such indemnifying Party of its or his obligation to indemnify for such claim only to the extent that such indemnifying Party has been prejudiced by such Indemnified Party’s failure to give the Notice of Third Party Claim as required. The indemnifying Party receiving such Notice of Third Party Claim may (without prejudice to the right of any Indemnified Party to participate at its own expense through counsel of its own choosing) undertake the defense of such claims or actions at its expense with counsel chosen and paid by its giving written notice (the “Election to Defend”) to the Indemnified Party within thirty (30) days after the date the Notice of Third Party Claim is deemed received; provided, however, that the indemnifying Party receiving the Notice of Third Party Claim may not settle such claims or actions without the consent of the Indemnified Party, which consent will not be unreasonably withheld or delayed, except if the sole relief provided is monetary damages to be borne solely by the indemnifying Party; and, provided further, if the defendants in any action include both the indemnifying Party and the Indemnified Party, and the Indemnified Party shall have reasonably concluded that counsel selected by the indemnifying Party has a conflict of interest because of the availability of different or additional defenses to the Parties, the Indemnified Party shall cooperate in the defense of such claim and shall make available to the indemnifying Party pertinent information under its control relating thereto, but the Indemnified Party shall have the right to retain its own counsel and to control its defense and shall be entitled to be reimbursed for all reasonable costs and expenses incurred in such separate defense. In no event will the provisions of this Article X reduce or lessen the obligations of the Parties under this Article X, if prior to the expiration of the foregoing thirty (30) day notice period, the Indemnified Party furnishing the Notice of Third Party Claim responds to a third-party claim if such action is reasonably required to minimize damages or avoid a forfeiture or penalty or because of any requirements imposed by law. If the indemnifying Party receiving the Notice of Third Party Claim does not duly give the Election to Defend as provided above, then it will be deemed to have irrevocably waived its right to defend or settle such claims, but it will have the right, at its expense, to attend, but not otherwise to participate in, proceedings with such third parties; and if the indemnifying Party does duly give the Election to Defend, then the Indemnified Party giving the Notice of Third Party Claim will have the right at its expense, to attend, but not otherwise to participate in, such proceedings. The Parties to this Agreement will not be entitled to dispute the amount of any Damages (including reasonable attorneys’ fees and expenses) related to such third-party claim resolved as provided above. The Members’ Representative shall have the right to act on behalf of, and to bind any Member for purposes of this Article X.

Section 10.05  Limitation on Rights of Indemnification.

(a)	No OHGI Indemnified Party shall have the right to indemnification under this Agreement unless and until the aggregate amount of any and all such indemnification claims made by an OHGI Indemnified Party under this Agreement exceeds $100,000 (the “Basket”). If claims asserted by the OHGI Indemnified Parties exceed the Basket, the OHGI Indemnified Parties shall be entitled to receive $1.50 USD in respect of each one dollar ($1.00 USD) of indemnified claims in excess of the Basket until the OHGI Indemnified Parties shall have received an amount equal to the sum of the reimbursed indemnified claims plus the Basket in respect of indemnified claims If OHGI Indemnified Parties are entitled to any further payments in respect of indemnifications claims, they shall be made on a dollar-for-dollar basis subject to any limitations contained herein. The Basket shall not apply to claims relating to the representations and warranties of the Members in Section 2.01 as to the owner of the Company Member Interests. Members may satisfy any indemnification claims hereunder by delivery of shares of OHGI Common Stock. Such shares shall be valued at the greater of (i) $1.50 USD per share and (ii) the value used to determine the number of shares issued in respect of the Additional Shares, and, in such latter case, shares shall be valued first at the highest price, up to the number of shares issued at such price, next at the second highest price, up to the number of shares issued at such price, and then at the lowest price.

(b)	The aggregate liability of the Members pursuant to this Article X shall not exceed the value of the Exchange Shares; provided, however, that the provisions of this Section 10.05 shall not apply to: (i) breaches of Members’ representations and warranties relating to owner of Company Member Interests, and (ii) claims arising out of fraud.

(c)	Except in the event of fraud, the remedies provided in Section 10.02 and Section 10.03 shall be the sole and exclusive remedies of OHGI Indemnified Parties and Member Indemnified Parties in connection with any breach of representation or warranty or non-performance, partial or total, of any covenant or agreement contained in this Agreement; provided, that, nothing contained herein shall prevent any Party from seeking equitable remedies (including specific performance or injunctive relief) in connection therewith.

Article XI.  MISCELLANEOUS

Section 11.01  Governing Law. This Agreement shall be governed by, enforced, and construed under and in accordance with the laws of Delaware, without giving effect to principles of conflicts of law thereunder. Venue for all matters shall be in the State of Florida and United States Courts located in Palm Beach County, Florida (the “Florida Courts”). Each of the Parties (a) irrevocably consents and agrees that any legal or equitable action or proceedings arising under or in connection with this Agreement shall be brought exclusively in the Florida Courts. By execution and delivery of this Agreement, each Party hereto irrevocably submits to and accepts, with respect to any such action or proceeding, generally and unconditionally, the jurisdiction of the aforesaid court, and irrevocably waives any and all rights such Party may now or hereafter have to object to such jurisdiction.

Section 11.02  Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE CONTEMPLATED TRANSACTIONS. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 11.02.

Section 11.03  Specific Performance. The Parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the Parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity.

Section 11.04  Notices. Any notice or other communications required or permitted hereunder shall be in writing and shall be sufficiently given if personally delivered to it or sent by overnight courier or registered mail or certified mail, postage prepaid, or electronic mail with a follow up copy by overnight courier, addressed as follows:

If to the Company or the Members:

MAHAM LLC

910 West Avenue B and C

Miami Beach, Florida 33139

Attn: Skylar Hauswirth, Managing Member

E-mail: Skylar@MahamStudio.com

If to OHGI:

One Horizon Group, Inc.

649 NE 81st Street

Miami FL 33138

Attn: Mark B. White, Chief Executive Officer

E-mail: mark@onehorizoninc.com

with copies (which shall not constitute notice) by electronic mail to:

One Horizon Group, Inc.

34 South Molton Street

London W1K 5RG, United Kingdom

Attn: Martin Ward, Chief Financial Officer

E-mail: martin.ward@onehorizongroup.com

And

Anthony L.G., PLLC

Attn: Laura Anthony

625 N. Flagler Drive, Suite 600

West Palm Beach, FL 33401

Email: Lanthony@anthonypllc.com

or such other addresses as shall be furnished in writing by any Party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given (i) upon receipt, if personally delivered or sent by electronic mail, (ii) on the day after dispatch, if sent by overnight courier, and (iii) three (3) days after mailing, if sent by registered or certified mail.

Section 11.05  Attorneys’ Fees. In the event that any Party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the prevailing Party shall be reimbursed by the losing Party for all costs, including reasonable attorneys’ fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

Section 11.06  Confidentiality. OHGI, on the one hand, the Company and the Members, on the other hand, each agree with the other that the documentation and other information disclosed to them by the other Parties hereunder to evaluate various the business and affairs of the Company or OHGI, as the case may be, and various aspects of the Exchange and the other Transactions may contain proprietary confidential information and trade secrets, and that the disclosure and unauthorized use of such information could cause irreparable injury. The Parties agree that all such information and materials shall be used and disclosed only to the limited extent necessary for the Parties hereto (and their professional advisors) to evaluate the Exchange and the other Transactions. All extracts, digests and copies of such documentation and information shall be maintained under strict control by the recipients, other than as required by applicable law. Upon termination of the negotiations by the Parties, no Party (or advisor to such Party) shall make any further use of such documentation and information, and all documentation previously obtained (together with all copies, abstracts, digests and analyses thereof) shall be returned to the Party providing such information. The Company and the Members recognize that OHGI is a publicly traded company in the United States and agree not to buy OHGI Common Stock or recommend to any other Party that it or he or she do so, from the Closing Date until such information has been disclosed to the public.

Section 11.07  Public Announcements and Filings. Unless required by applicable law or regulatory authority, none of the Parties will issue any report, statement or press release to the general public, trade or trade press, or to any third party (other than its advisors and representatives in connection with Transactions) or file any document, relating to this Agreement and Transactions, except as may be mutually agreed by the Parties. Copies of any such filings, public announcements or disclosures, including any announcements or disclosures mandated by law or regulatory authorities, shall be delivered to each Party prior to the release thereof.

Section 11.08  Schedules; Knowledge. Each Party is presumed to have full knowledge of all information set forth in the other Party’s schedules delivered pursuant to this Agreement.

Section 11.09  Third-Party Beneficiaries. This contract is strictly between OHGI and the Company, and, except as specifically provided, no director, officer, stockholder (other than the Members), employee, agent, independent contractor or any other person or entity shall be deemed to be a third-Party beneficiary of this Agreement.

Section 11.10  Expenses. Whether or not the Exchange is consummated, each of OHGI, on the one hand, and the Company and the Members and the Members’ Representative, on the other hand, will bear their own respective expenses, including without limitation the fees and expenses of its legal, accounting and financial advisors, incurred in connection with the Exchange or any of the other Transactions.

Section 11.11  Entire Agreement. This Agreement and the Note and the other Transaction Documents represent the entire agreement between the Parties relating to the subject matter thereof and supersede all prior agreements, understandings and negotiations, written or oral, with respect to such subject matter. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the Contemplated Transactions be consummated as originally contemplated to the greatest extent possible.

Section 11.12  Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any Party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. This Agreement may by amended only by a writing signed by all Parties hereto.

Section 11.13  Commercially Reasonable Efforts. Subject to the terms and conditions herein provided, each Party shall use its commercially reasonable efforts to perform or fulfill all conditions and obligations to be performed or fulfilled by it under this Agreement so that Transactions shall be consummated as soon as practicable. Each Party also agrees that it shall use its commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective this Agreement and the Transactions.

Section 11.14  Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. No Party may assign its rights or obligations hereunder without the prior written consent of the other Parties. No assignment shall relieve the assigning Party of any of its obligations hereunder.

Section 11.15  Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

[Signature Page Follow]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

One Horizon Group, Inc.

By:	/s/ Martin Ward
Name:	Martin Ward
Title:	Chief Financial Officer

MAHAM, LLC

	By:	/s/ Skylar Hauswirth
	Name:	Skylar Hauswirth
	Title:	Manager

	By:	/s/ Daniel Troiano
	Name:	Daniel Troiano
	Title:	Chairman

Members:

Member Name:

By:

Name:

Title:
(if applicable)

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

One Horizon Group, Inc.

By:
Name:	Martin Ward
Title:	Chief Financial Officer

MAHAM, LLC

By:
	Name:	Skylar Hauswirth
	Title:	Manager

By:
	Name:	Daniel Troiano
	Title:	Chairman

Members:

Member Name:	Daniel Troiano

By:	/s/ Daniel Troiano

Name:	Daniel Troiano

Title:	Chairman
(if applicable)

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

One Horizon Group, Inc.

By:
Name:	Martin Ward
Title:	Chief Financial Officer

MAHAM, LLC

By:
	Name:	Skylar Hauswirth
	Title:	Manager

By:
	Name:	Daniel Troiano
	Title:	Chairman

Members:

Member Name:	Skylar Hauswirth

By:	/s/ Skylar Hauswirth

Name:	Skylar Hauswirth

Title:	CEO Founder
(if applicable)

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

One Horizon Group, Inc.

By:
Name:	Martin Ward
Title:	Chief Financial Officer

MAHAM, LLC

By:
	Name:	Skylar Hauswirth
	Title:	Manager

By:
	Name:	Daniel Troiano
	Title:	Chairman

Members:

Member Name:	David Lyons

By:	/s/ David Lyons

Name:

Title:
(if applicable)

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

One Horizon Group, Inc.

By:
Name:	Martin Ward
Title:	Chief Financial Officer

MAHAM, LLC

By:
	Name:	Skylar Hauswirth
	Title:	Manager

By:
	Name:	Daniel Troiano
	Title:	Chairman

Members:

Member Name:	Heather Hauswirth

By:	/s/ Heather Hauswirth

Name:

Title:	Advisor
(if applicable)

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

One Horizon Group, Inc.

By:
Name:	Martin Ward
Title:	Chief Financial Officer

MAHAM, LLC

By:
	Name:	Skylar Hauswirth
	Title:	Manager

By:
	Name:	Daniel Troiano
	Title:	Chairman

Members:

Member Name:

By:	/s/ Reid Heidenry

Name:	Reid Heidenry

Title:
(if applicable)

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

One Horizon Group, Inc.

By:
Name:	Martin Ward
Title:	Chief Financial Officer

MAHAM, LLC

By:
	Name:	Skylar Hauswirth
	Title:	Manager

By:
	Name:	Daniel Troiano
	Title:	Chairman

Members:

Member Name:	Innovation Factory VC, LLC

By:	/s/ Teague Egan

Name:	Teague Evan

Title:	CEO
(if applicable)

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

One Horizon Group, Inc.

By:
Name:	Martin Ward
Title:	Chief Financial Officer

MAHAM, LLC

By:
	Name:	Skylar Hauswirth
	Title:	Manager

By:
	Name:	Daniel Troiano
	Title:	Chairman

Members:

Member Name:	Jeff Fried

By:	/s/ Jeff Fried

Name:	Jeff Fried

Title:
(if applicable)

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

One Horizon Group, Inc.

By:
Name:	Martin Ward
Title:	Chief Financial Officer

MAHAM, LLC

By:
	Name:	Skylar Hauswirth
	Title:	Manager

By:
	Name:	Daniel Troiano
	Title:	Chairman

Members:

Member Name:	/s/ Ronald Michael Malone

By:

Name:	Ronald Michael Malone

Title:
(if applicable)

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

One Horizon Group, Inc.

By:
Name:	Martin Ward
Title:	Chief Financial Officer

MAHAM, LLC

By:
	Name:	Skylar Hauswirth
	Title:	Manager

By:
	Name:	Daniel Troiano
	Title:	Chairman

Members:

Member Name:	Scalable, LLC

By:	/s/ Jeff Smith

Name:	Jeff Smith

Title:	CEO, Manager
(if applicable)

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

One Horizon Group, Inc.

By:
Name:	Martin Ward
Title:	Chief Financial Officer

MAHAM, LLC

By:
	Name:	Skylar Hauswirth
	Title:	Manager

By:
	Name:	Daniel Troiano
	Title:	Chairman

Members:

Member Name:	Conversion Media, LLC

By:	/s/ Jeff Smith

Name:	Jeff Smith

Title:	CEO, Manager
(if applicable)

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

One Horizon Group, Inc.

By:
Name:	Martin Ward
Title:	Chief Financial Officer

MAHAM, LLC

By:
	Name:	Skylar Hauswirth
	Title:	Manager

By:
	Name:	Daniel Troiano
	Title:	Chairman

Members:

Member Name:	Jeff Smith

By:	/s/ Jeff Smith

Name:	Jeff Smith

Title:	Individual
(if applicable)

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

One Horizon Group, Inc.

By:
Name:	Martin Ward
Title:	Chief Financial Officer

MAHAM, LLC

By:
	Name:	Skylar Hauswirth
	Title:	Manager

By:
	Name:	Daniel Troiano
	Title:	Chairman

Members:

Member Name:	Network Capital Enterprises, LLC

By:	/s/ Tri Nguyen

Name:	Tri Nguyen

Title:	Managing Member
(if applicable)

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

One Horizon Group, Inc.

By:
Name:	Martin Ward
Title:	Chief Financial Officer

MAHAM, LLC

By:
	Name:	Skylar Hauswirth
	Title:	Manager

By:
	Name:	Daniel Troiano
	Title:	Chairman

Members:

Member Name:	Ahmad Nahawi

By:	/s/

Name:	[Illegible]

Title:	MD
(if applicable)

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

One Horizon Group, Inc.

By:
Name:	Martin Ward
Title:	Chief Financial Officer

MAHAM, LLC

By:
	Name:	Skylar Hauswirth
	Title:	Manager

By:
	Name:	Daniel Troiano
	Title:	Chairman

Members:

Member Name:	Alexandre de Damas

By:	/s/ Alexandre de Damas

Name:	Alexandre de Damas

Title:	Shareholder
(if applicable)

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

One Horizon Group, Inc.

By:
Name:	Martin Ward
Title:	Chief Financial Officer

MAHAM, LLC

By:
	Name:	Skylar Hauswirth
	Title:	Manager

By:
	Name:	Daniel Troiano
	Title:	Chairman

Members:

Member Name:

By:	/s/ Kevin Vilkin

Name:

Title:
(if applicable)

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

One Horizon Group, Inc.

By:
Name:	Martin Ward
Title:	Chief Financial Officer

MAHAM, LLC

By:
	Name:	Skylar Hauswirth
	Title:	Manager

By:
	Name:	Daniel Troiano
	Title:	Chairman

Members:

Member Name:	LTGG, Inc.

By:	/s/ George Heisel

Name:	George Heisel

Title:	President
(if applicable)

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

One Horizon Group, Inc.

By:
Name:	Martin Ward
Title:	Chief Financial Officer

MAHAM, LLC

By:
	Name:	Skylar Hauswirth
	Title:	Manager

By:
	Name:	Daniel Troiano
	Title:	Chairman

Members:

Member Name:

By:	/s/ Marko Gojanovic

Name:	Marko Gojanovic

Title:
(if applicable)

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

One Horizon Group, Inc.

By:
Name:	Martin Ward
Title:	Chief Financial Officer

MAHAM, LLC

By:
	Name:	Skylar Hauswirth
	Title:	Manager

By:
	Name:	Daniel Troiano
	Title:	Chairman

Members:

Member Name:	Ray Diaz

By:

Name:	/s/ Ray Diaz

Title:
(if applicable)

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

One Horizon Group, Inc.

By:
Name:	Martin Ward
Title:	Chief Financial Officer

MAHAM, LLC

By:
	Name:	Skylar Hauswirth
	Title:	Manager

By:
	Name:	Daniel Troiano
	Title:	Chairman

Members:

Member Name:	Rex Runzheimer

By:	/s/ Rex Runzheimer

Name:

Title:
(if applicable)

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

One Horizon Group, Inc.

By:
Name:	Martin Ward
Title:	Chief Financial Officer

MAHAM, LLC

By:
	Name:	Skylar Hauswirth
	Title:	Manager

By:
	Name:	Daniel Troiano
	Title:	Chairman

Members:

Member Name:	Steve Schlesinger

By:	/s/ Steve Schlesinger

Name:	Steve Schlesinger

Title:
(if applicable)

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

One Horizon Group, Inc.

By:
Name:	Martin Ward
Title:	Chief Financial Officer

MAHAM, LLC

By:
	Name:	Skylar Hauswirth
	Title:	Manager

By:
	Name:	Daniel Troiano
	Title:	Chairman

Members:

Member Name:	Dan Fleyshman

By:	/s/ Dan Fleyshman

Name:	Dan Fleyshman

Title:	--
(if applicable)

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

One Horizon Group, Inc.

By:
Name:	Martin Ward
Title:	Chief Financial Officer

MAHAM, LLC

By:
	Name:	Skylar Hauswirth
	Title:	Manager

By:
	Name:	Daniel Troiano
	Title:	Chairman

Members:

Member Name:	Maxence de Damas

By:	/s/ Maxence de Damas

Name:	Maxence de Damas

Title:	Shareholder
(if applicable)

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

One Horizon Group, Inc.

By:
Name:	Martin Ward
Title:	Chief Financial Officer

MAHAM, LLC

By:
	Name:	Skylar Hauswirth
	Title:	Manager

By:
	Name:	Daniel Troiano
	Title:	Chairman

Members:

Member Name:	Bespoke Growth Partners, Inc.

By:	/s/ Mark Peikin

Name:	Mark Peikin

Title:	CEO
(if applicable)

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

One Horizon Group, Inc.

By:
Name:	Martin Ward
Title:	Chief Financial Officer

MAHAM, LLC

By:
	Name:	Skylar Hauswirth
	Title:	Manager

By:
	Name:	Daniel Troiano
	Title:	Chairman

Members:

Member Name:	First Choice International Company, Inc.

By:	/s/ Mark Peikin

Name:	Mark Peikin

Title:	CEO
(if applicable)